Pacific Select Fund NSAR 12-31-08
EXHIBIT 77Q1(a)
MATERIAL AMENDMENTS TO REGISTRANT'S CHARTER OR BYLAWS


The following documents are included in Registrant's Form Type N1A/B, Accession No. 0000892569-08-001624 filed on December 15, 2008, and incorporated by reference herein:

Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust for the Mid-Cap Equity Portfolio.